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                             FIRST AMENDMENT TO THE

                         GIBBONS COMPANY PROFIT SHARING
                              AND RETIREMENT PLAN


This Amendment to the Gibbons Company Profit Sharing and Retirement Plan (the "Plan") is made this 29th day of March, 1995, by Gibbons & Reed Company, the Sponsoring Employer of the Plan, hereinafter referred to as the "Employer."

                              W I T N E S S E T H:

         WHEREAS, the Employer has heretofore adopted the Plan (which plan has been amended and restated in its entirety effective for Plan Years commencing on or after January 1, 1989), and

         WHEREAS, the Employer has reserved the right to amend the Plan in whole or in part, and

         WHEREAS, the Employer now desires to amend the Plan to conform to changes in IRS Regulations and update the Plan for submission to the IRS;

         NOW THEREFORE, in consideration of the foregoing premises and mutual covenants herein contained, the Employer amends the Plan as follows:

         1. The following designated Sections of the Plan are amended to read as hereinafter set forth:

         2.31 "K-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage) of a Participant's K-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. THE K-TEST CONTRIBUTION PERCENTAGE FOR A PARTICIPANT WHO IS A HIGHLY COMPENSATED EMPLOYEE SHALL BE DETERMINED BY COMBINING ALL CASH OR DEFERRED ARRANGEMENTS UNDER WHICH THE HIGHLY COMPENSATED EMPLOYEE IS ELIGIBLE TO PARTICIPATE (OTHER THAN THOSE WHICH MAY NOT BE PERMISSIVELY AGGREGATED) WITH THIS PLAN AS THOUGH THEY WERE A SINGLE ARRANGEMENT. IF A HIGHLY COMPENSATED EMPLOYEE IS ELIGIBLE TO PARTICIPATE IN THIS PLAN AND THE FAMILY AGGREGATION RULES IN SECTION 2.27 APPLY, THEN THE K-TEST CONTRIBUTION PERCENTAGE SHALL BE DETERMINED BY COMBINING THE K-TEST CONTRIBUTIONS AND COMPENSATION OF ALL ELIGIBLE FAMILY MEMBERS. For this purpose, Compensation is defined as in Section 7.01(b) of the Plan. THE K-TEST CONTRIBUTION PERCENTAGE FOR A PARTICIPANT WHO HAS MADE NO ELECTIVE DEFERRAL CONTRIBUTIONS AND WHO IS NOT CREDITED WITH ANY K-TEST CONTRIBUTIONS FOR THE PLAN YEAR SHALL BE ZERO (0).

         2.32 "K-TEST CONTRIBUTIONS" shall mean, for any Plan Year, A PARTICIPANT'S ELECTIVE DEFERRALS, PLUS, IF SO ELECTED BY THE EMPLOYER, PART OR ALL OF THE QUALIFIED NON-ELECTIVE CONTRIBUTIONS AND QUALIFIED MATCHING CONTRIBUTIONS ALLOCATED TO THE PARTICIPANT FOR SUCH YEAR, provided that, any Qualified Non-Elective Contributions included as K-Test Contributions shall





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not increase the difference between the K-Test Average Contribution Percentage for Highly Compensated Employees and the K-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, no Qualified Non-Elective Contributions or Qualified Matching Contributions included as K-Test Contributions shall be included as M-Test Contributions. IN DETERMINING THE AMOUNT OF A PARTICIPANT'S ELECTIVE DEFERRALS UNDER THIS SECTION THE PLAN ADMINISTRATOR SHALL TAKE INTO ACCOUNT ELECTIVE DEFERRALS MADE BY THE PARTICIPANT UNDER ANY OTHER PLAN WHICH IS AGGREGATED WITH THIS PLAN FOR PURPOSES OF CODE Section 401(A)(4) OR CODE Section 410(B) (OTHER THAN CODE
Section 410(B)(2)(A)(II)) AND ANY OTHER PLAN SATISFYING CODE Section 401(K)(3) AND REG. Section 1.401(K)-1(B)(3) WHICH THE EMPLOYER ELECTS TO PERMISSIVELY AGGREGATE WITH THIS PLAN, BY TREATING ALL SUCH PLANS AND THIS PLAN AS A SINGLE PLAN.

         2.36 "M-TEST CONTRIBUTION PERCENTAGE" shall mean the ratio (expressed as a percentage) of a Participant's M-Test Contributions for a Plan Year to the Participant's Compensation for the Plan Year. THE M-TEST CONTRIBUTION PERCENTAGE FOR A PARTICIPANT WHO IS A HIGHLY COMPENSATED EMPLOYEE SHALL BE DETERMINED BY COMBINING ALL PLANS SUBJECT TO CODE Section 401(M) UNDER WHICH THE HIGHLY COMPENSATED EMPLOYEE IS ELIGIBLE TO PARTICIPATE (OTHER THAN THOSE WHICH MAY NOT BE PERMISSIVELY AGGREGATED) WITH THIS PLAN AS THOUGH THEY WERE A SINGLE PLAN. IF A HIGHLY COMPENSATED EMPLOYEE IS ELIGIBLE TO PARTICIPATE IN THIS PLAN AND THE FAMILY AGGREGATION RULES IN SECTION 2.27 APPLY, THEN THE M-TEST CONTRIBUTION PERCENTAGE SHALL BE DETERMINED BY COMBINING THE M-TEST CONTRIBUTIONS AND COMPENSATION OF ALL ELIGIBLE FAMILY MEMBERS. For this purpose, Compensation is defined as in Section 7.01(b) of the Plan. THE M-TEST CONTRIBUTION PERCENTAGE FOR A PARTICIPANT WHO HAS MADE NO ELECTIVE DEFERRAL CONTRIBUTIONS AND WHO IS NOT CREDITED WITH ANY M-TEST CONTRIBUTIONS FOR THE PLAN YEAR SHALL BE ZERO (0).

         2.37 "M-TEST CONTRIBUTIONS" shall mean for any Plan Year MATCHING CONTRIBUTIONS MADE PURSUANT TO SECTION 5.06 less any of the Participant's Qualified Matching Contributions included as K-Test Contributions, plus, if so elected by the Employer, PART OR ALL OF THE QUALIFIED NON-ELECTIVE CONTRIBUTIONS ALLOCATED TO THE PARTICIPANT FOR SUCH YEAR, provided that, any Qualified Non-Elective Contributions included as M-Test Contributions shall not increase the difference between the M-Test Average Contribution Percentage for Highly Compensated Employees and the M-Test Average Contribution Percentage for Non-Highly Compensated Employees; and, further provided that, NO QUALIFIED NON-ELECTIVE CONTRIBUTIONS INCLUDED AS M-TEST CONTRIBUTIONS SHALL BE INCLUDED AS K-TEST CONTRIBUTIONS. IN DETERMINING THE AMOUNT OF M-TEST CONTRIBUTIONS UNDER THIS SECTION THE PLAN ADMINISTRATOR SHALL TAKE INTO ACCOUNT ALL EMPLOYEE CONTRIBUTIONS MADE BY THE PARTICIPANT AND ALL MATCHING CONTRIBUTIONS MADE BY THE EMPLOYER UNDER ANY





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OTHER PLAN WHICH IS AGGREGATED WITH THIS PLAN FOR PURPOSES OF CODE Section
401(A)(4) OR CODE Section 410(B) (OTHER THAN CODE Section 410(B)(2)(A)(II)) AND ANY OTHER PLAN SATISFYING CODE Section 401(K)(3) AND REG. Section
1.401(K)-1(B)(3) WHICH THE EMPLOYER ELECTS TO PERMISSIVELY AGGREGATE WITH THIS PLAN, BY TREATING ALL SUCH PLANS AND THIS PLAN AS A SINGLE PLAN.

         2.44 "PARTICIPANT" shall mean any ELIGIBLE Employee who HAS SATISFIED ALL OF THE AGE AND SERVICE REQUIREMENTS OF SECTION 4.01. SUCH AN EMPLOYEE SHALL BE DEEMED TO BE A PARTICIPANT IN THE PLAN FOR PURPOSES OF ANY APPLICABLE NONDISCRIMINATION TEST, INCLUDING THE K-TEST AND M-TEST DEFINED IN THIS PLAN, WITHOUT REGARD TO WHETHER HE HAS EXECUTED A SALARY REDUCTION AGREEMENT AND AGREED TO HAVE CONTRIBUTIONS MADE TO THIS PLAN THROUGH ELECTIVE DEFERRALS. A PARTICIPANT MAY NEVERTHELESS BE CONSIDERED "ACTIVE" OR "INACTIVE" DEPENDING ON WHETHER HE HAS SIGNED A SALARY REDUCTION AGREEMENT OR WHETHER HE QUALIFIES AS A DAVIS-BACON EMPLOYEE OR SALARIED EMPLOYEE.

         2.49 "QUALIFIED MATCHING CONTRIBUTION" shall mean a Matching Contribution with respect to which the requirements of REG. Section 1.401(K)-1(B)(5) AND Code Section Section 401(k)(2)(B) and (C) are met.

         2.50 "QUALIFIED NON-ELECTIVE CONTRIBUTION" shall mean any Employer contribution to the Plan other than a Matching Contribution with respect to which the Employee may not elect to have the contribution paid to the Employee in cash instead of being contributed to the Plan and (IF TREATED AS K-TEST CONTRIBUTIONS) THE REQUIREMENTS OF REG. Section 1.401(K)-1(B)(5) AND CODE Section Section 401(K)(2)(B) AND (C) ARE MET OR (IF TREATED AS M-TEST CONTRIBUTIONS) THE REQUIREMENTS OF REG. Section 1.401(M)-1(B)(5) ARE MET.

         4.01    AGE AND SERVICE REQUIREMENTS:

         (a) Effective July 1, 1993, an Eligible Employee shall SHALL BECOME A PARTICIPANT in this Plan on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements:

                 (i)      attains the Age of twenty-one (21) years; and

                 (ii)     completes a Year of Eligibility Service; and

                 (iii)    is employed on the Entry Date.

         (b)     Effective July 1, 1993, an Eligible Employee who is also a





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Davis-Bacon Employee shall SHALL BECOME A PARTICIPANT in this Plan for the purpose of receiving allocations of Employer Davis-Bacon Contributions only, on his Employment Commencement Date or his Re-employment Commencement Date.

         (c) Prior to July 1, 1993, but after the Effective Date, only an Eligible Employee who is a Salaried Employee and who on the first Entry Date coincident with or next following the date on which he satisfies all of the following requirements, SHALL BECOME A PARTICIPANT in this Plan:

                 (i)      attains the Age of twenty-one (21) years;

                 (ii)     completes a Year of Eligibility Service; and

                 (iii)    is employed on the Entry Date.

         (d) Prior to the Effective Date an Eligible Employee shall participate as provided in the Prior Plan.

         (e) An Eligible Employee WHO BECOMES A PARTICIPANT AND WHO ALSO EXECUTES A WRITTEN SALARY REDUCTION AGREEMENT IN THE MANNER SET FORTH IN PROCEDURES ISSUED BY THE PLAN ADMINISTRATOR SHALL BE CONSIDERED TO BE AN ACTIVE PARTICIPANT. Notwithstanding the foregoing, an Eligible Employee who is also a Salaried Employee shall commence participation in the Plan as an active Participant for purposes of allocations of Employer Profit Sharing Contributions only, on the Plan Entry Date coincident with or immediately preceding the date the Salaried Employee satisfies the requirements of Section 4.01(a) or (c), as applicable. An Eligible Employee who is also a Davis-Bacon Employee shall commence participation in the Plan as an active Participant for purposes of allocations of Employer Davis-Bacon Contributions only, upon satisfaction of the requirements of Section 4.01(b). An Employee who was a Participant in the Prior Plan on the day before the Effective Date shall continue as a Participant in this Plan on that date.

         4.05 RE-EMPLOYMENT AND COMMENCEMENT OF PARTICIPATION: An Employee who had met the requirements of Section 4.01(a), (b) or (c) but terminated employment prior to his Entry Date SHALL BECOME A PARTICIPANT ON THE DATE HE IS RE-EMPLOYED BY THE EMPLOYER, BUT IN NO EVENT EARLIER THAN THE ENTRY DATE HE WOULD HAVE JOINED HAD HE NOT CEASED EMPLOYMENT. AN EMPLOYEE WHO WAS A PARTICIPANT SHALL AGAIN BECOME A PARTICIPANT ON THE DATE HE IS RE-EMPLOYED BY THE EMPLOYER. THE EMPLOYEE WHO BECOMES A PARTICIPANT MAY IMMEDIATELY ELECT TO EXECUTE A SALARY DEFERRAL AGREEMENT AND COMMENCE ELECTIVE DEFERRALS, IF IT IS EXECUTED WITHIN THE TIME PERIOD SPECIFIED BY THE PLAN ADMINISTRATOR PURSUANT TO A UNIFORM AND NON-DISCRIMINATORY POLICY. IF NOT SO EXECUTED, THE PARTICIPANT MAY ELECT TO





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EXECUTE A SALARY DEFERRAL AGREEMENT AND COMMENCE ELECTIVE DEFERRALS AS OF THE
FIRST DAY OF ANY SUBSEQUENT CALENDAR QUARTER THEREAFTER.

         5.12 LIMITATIONS ON CONTRIBUTIONS: Notwithstanding any other provisions of this Plan, ALL contributions FOR PLAN YEARS COMMENCING AFTER DECEMBER 31, 1986, shall be subject to the following limitations:

         (a) THE TOTAL AMOUNT OF A PARTICIPANT'S ELECTIVE DEFERRALS DURING ANY CALENDAR YEAR SHALL NOT EXCEED SEVEN THOUSAND DOLLARS ($7,000), WHICH AMOUNT SHALL BE INDEXED AT THE SAME TIME AND IN THE SAME MANNER AS THE DOLLAR LIMITATION FOR DEFINED BENEFIT PLANS IN CODE Section 415(B)(1)(A). FOR THIS PURPOSE A PARTICIPANT'S ELECTIVE DEFERRALS TO THIS PLAN PLUS THE PARTICIPANT'S ELECTIVE DEFERRALS PURSUANT TO ANY OTHER CODE
                 Section 401(K) ARRANGEMENT, ELECTIVE DEFERRALS UNDER A SIMPLIFIED EMPLOYEE PENSION PLAN AND SALARY REDUCTION CONTRIBUTIONS TO A TAX-SHELTERED ANNUITY, IRRESPECTIVE OF WHETHER THE EMPLOYER OR ANY MEMBER OF A CONTROLLED GROUP OR AFFILIATED SERVICE GROUP TO WHICH THE EMPLOYER BELONGS MAINTAINS THE ARRANGEMENT, PLAN OR ANNUITY, SHALL BE AGGREGATED.

         5.14 CORRECTION OF EXCESS CONTRIBUTIONS: FOR PLAN YEARS COMMENCING AFTER DECEMBER 31, 1986, the Plan provides the following methods for correcting excess contributions as described in Section 5.13:

                 . . .

         (b) EXCESS K-TEST CONTRIBUTIONS: The Plan Administrator shall direct the Trustee to distribute to a Participant his Excess K-Test Contribution plus income, if any, allocable thereto. Such distribution shall be designated by the Plan Administrator as a distribution of an excess contribution and shall be made after the end of the Plan Year in which the excess contribution arose and within twelve (12) months after the end of such Plan Year.

                 If the Employer has made a Matching Contribution attributable to any portion of the Participant's Excess K-Test Contribution distributed to the Participant pursuant to the above, the Plan Administrator shall treat such Matching Contribution in the same manner as an Excess M-Test Contribution in accordance with (c) below. FOR PLAN YEARS COMMENCING ON OR AFTER JANUARY 1, 1994, IF THE EMPLOYER HAS MADE A MATCHING CONTRIBUTION ATTRIBUTABLE TO ANY PORTION OF THE PARTICIPANT'S EXCESS K-TEST CONTRIBUTION DISTRIBUTED TO THE PARTICIPANT





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                 PURSUANT TO THE ABOVE, THE PLAN ADMINISTRATOR SHALL TREAT SUCH
                 MATCHING CONTRIBUTION AS A FORFEITURE. THE FORFEITED AMOUNT SHALL BE USED TO REDUCE THE EMPLOYER'S MATCHING CONTRIBUTION OTHERWISE REQUIRED FOR THE PLAN YEAR OR FOR ANY SUBSEQUENT
                 PLAN YEAR.

         6.02 ALLOCATION OF CONTRIBUTIONS: Contributions for any period shall be credited to the Accounts of Participants in the following manner:

                 . . .

         (b) Matching Contributions made pursuant to Section 5.06 shall be allocated on each Annual Valuation Date (and if the Employer makes Matching Contributions on a calendar quarter or other periodic basis, on the last day of each calendar quarter or other period) to each Participant's Account who satisfies the requirements of Section 6.04, in an amount equal to the percentage shown on the table in Section 5.06, but not to exceed two and one-half percent (2.50%) of the Participant's Annual Compensation for the Plan Year. If the Employer makes a Matching Contribution to the Plan at any time during the Plan Year, the two and one-half percent (2.50%) limit of this
                 Section 6.02(b) shall not be determined by reference to Annual Compensation for the Plan Year, but by reference to Compensation (SUBJECT TO THE LIMITATIONS ON ANNUAL COMPENSATION IMPOSED UNDER SECTION 2.07) paid only during the period to which the Matching Contribution relates.

         7.01 SPECIAL DEFINITIONS: EFFECTIVE FOR PLAN YEARS COMMENCING AFTER DECEMBER 31, 1986, (UNLESS A DIFFERENT DATE IS PROVIDED HEREIN) THE FOLLOWING TERMS SHALL BE DEFINED FOR PURPOSES OF THIS ARTICLE, AS FOLLOWS:

         19.03 TOP-HEAVY MINIMUM REQUIRED ALLOCATION: For any Plan Year in which the Plan is Top-Heavy but not Super Top-Heavy:

         (a)     . . .

                 (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section Section 401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any





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                          Key Employee for that year.  IN CALCULATING THIS
                          PERCENTAGE ALL AMOUNTS CONTRIBUTED BY THE EMPLOYER TO THE KEY EMPLOYEE'S ELECTIVE DEFERRAL ACCOUNT PURSUANT TO A SALARY REDUCTION AGREEMENT SHALL BE TREATED AS EMPLOYER CONTRIBUTIONS. FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1993, THE PLAN SHALL SUBSTITUTE THE AMOUNT "ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) FOR THE AMOUNT "TWO HUNDRED THOUSAND DOLLARS ($200,000) WHEREVER IT APPEARS IN THIS SECTION. THE ONE HUNDRED FIFTY THOUSAND DOLLAR AMOUNT SHALL BE ADJUSTED EACH PLAN YEAR AS PROVIDED IN CODE Section 401(A)(17)(B).

         19.04 SUPER TOP-HEAVY MINIMUM REQUIRED ALLOCATION: For any Plan Year in which the Plan is Super Top-Heavy:

         (a)     . . .

                 (2) In the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section Section 401 and 416(c), the largest percentage of Employer contributions and forfeitures, as a percentage of the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate) of the Key Employee's Top-Heavy Compensation, allocated on behalf of any Key Employee for that year. IN CALCULATING THIS PERCENTAGE ALL AMOUNTS CONTRIBUTED BY THE EMPLOYER TO THE KEY EMPLOYEE'S ELECTIVE DEFERRAL ACCOUNT PURSUANT TO A SALARY REDUCTION AGREEMENT SHALL BE TREATED AS EMPLOYER CONTRIBUTIONS. FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1993, THE PLAN SHALL SUBSTITUTE THE AMOUNT "ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000)" FOR THE AMOUNT "TWO HUNDRED THOUSAND DOLLARS ($200,000)" WHEREVER IT APPEARS IN THIS SECTION. THE ONE HUNDRED FIFTY THOUSAND DOLLAR AMOUNT SHALL BE ADJUSTED EACH PLAN YEAR AS PROVIDED IN CODE Section 401(A) (17)(B).

         19.06 COMPENSATION LIMITATION: For any Plan Year in which the Plan is Top-Heavy, only the first two hundred thousand dollars ($200,000), (or such larger amount as may be prescribed by the Secretary of the Treasury or his delegate), of a Participant's Annual Compensation or Top-Heavy Compensation shall be taken into account for purposes of this Plan. FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1993, THE PLAN SHALL SUBSTITUTE THE AMOUNT "ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000)" FOR THE AMOUNT





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"TWO HUNDRED THOUSAND DOLLARS ($200,000)" WHEREVER IT APPEARS IN THIS SECTION.
THE ONE HUNDRED FIFTY THOUSAND DOLLAR AMOUNT SHALL BE ADJUSTED EACH PLAN YEAR AS PROVIDED IN CODE Section 401(A)(17)(B).

         19.09 PARTICIPANT ELECTIVE DEFERRALS: For Plan Years beginning and before January 1, 1989, Elective Deferrals MAY BE TAKEN INTO ACCOUNT IN DETERMINING UNDER SECTIONS 19.03(B) AND 19.04(B) THE AMOUNT OF EMPLOYER CONTRIBUTIONS TO BE ALLOCATED TO A PARTICIPANT WHO IS A NON-KEY EMPLOYEE. FOR PLAN YEARS BEGINNING AFTER DECEMBER 31, 1988, ELECTIVE DEFERRALS SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING UNDER SECTIONS 19.03(B) AND 19.04(B) THE AMOUNT OF EMPLOYER CONTRIBUTIONS TO BE ALLOCATED TO A PARTICIPANT WHO IS A NON-KEY EMPLOYEE.

         2. Except as otherwise specified in the amendments above, this Amendment shall be effective for Plan Years commencing on or after January 1, 1989, and shall apply to all employees who terminate employment on or after that date.

         3.      In all other respects the Plan is ratified and approved.

         IN WITNESS WHEREOF, the Employer has caused this Amendment to the Plan to be duly executed as of the date and year first above written.


                                  "EMPLOYER"

                                  GIBBONS & REED COMPANY


                                  By:
                                      ----------------------------------

                                  Its:   President
                                       ---------------------------------





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